SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)      November 6, 2008
                                                 -----------------------------


                              ENGLOBAL CORPORATION
                              --------------------
             (Exact name of registrant as specified in its chapter)

            Nevada                    001-14217                  88-0322261
            ------                    ---------                  ----------
(State or other jurisdiction         (Commission               (IRS Employer
     of incorporation)               File Number)            Identification No.)

654 N. Sam Houston Parkway E., Suite 400, Houston, Texas            77060-5914
--------------------------------------------------------            ----------
      (Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code      281-878-1000
                                                   -----------------------

           ----------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

         |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.        Results of Operation and Financial Condition

On November 6, 2008, the Company issued a press release with respect to the Company's performance during the quarter ended September 30, 2008. The original press release contained typographical errors in the selling, general and administrative paragraph and the "Stockholder's Equity" line item of the balance sheet data in the section labeled "Financial Highlights" should have stated "55,797."

The amounts have been corrected in Exhibit 99.1 below. The errors were a clerical oversight by the Company and does not materially affect its results of operations and financial condition for the quarter ended September 30, 2008, as reported in the Company's press release issued on November 6, 2008 and included in this current report on Form 8-K.

In addition, the Company restated percentages in first table, in the sections labeled "Three Months Ended September 30, 2008" and "Three Months Ended September 30, 2007." The following numbers were changed in the "Gross Profit Margin" and "Operating Profit Margin" columns:

                                    Quarter Ended                                      Quarter Ended
                                 September 30, 2008                                   September 30, 2007
                  ------------------------------------------------    ----------------------------------------------
(Dollars in millions)
                                              Gross      Operating                             Gross       Operating
                    Total     % of Total      Profit      Profit       Total     % of Total    Profit       Profit
 Segment           Revenue     Revenue        Margin     Margin(1)    Revenue     Revenue      Margin      Margin(1)
                  ----------  -----------    ---------   ---------   ----------  ----------   --------     ---------

   Engineering    $    63.1           51%      14.0%       11.7 %         61.7          64%      17.5%      13.1%
  Construction         40.9           33%       6.7%        4.8 %         19.0          19%      19.4%      15.2%
    Automation          7.9            7%       1.9%       (7.2)%          8.5           9%       9.1%       1.0%
          Land         11.3            9%      16.5%       10.6 %          7.6           8%      14.3%       6.9%
                  ---------   -----------                           ----------  ----------
                  $   123.2          100%                           $     96.8         100%
                  =========   ===========                           ==========  ==========


The amounts have been corrected in Exhibit 99.1 below. The error was a clerical oversight by the Company and does not materially affect its results of operations and financial condition for the quarter ended September 30, 2008, as reported in the Company's press release issued on November 6, 2008 and included in this current report on Form 8-K.

A copy of the corrected press release is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.        Financial Statements and Exhibits.

(c) Exhibits.

Number            Exhibit
------            -------

99.1              Press Release, dated November 6, 2008, of ENGlobal Corporation

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         ENGlobal Corporation


Date:    November 6, 2008                /s/ Natalie S. Hairston
         ----------------                -----------------------
                                         Natalie S. Hairston
                                         Vice President - Investor Relations,
                                         Chief Governance Officer
                                         and Corporate Secretary